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                                                                EXHIBIT 10.56

                       FIFTH AMENDMENT TO LOAN AGREEMENT
                              (AND LOAN DOCUMENTS)


         THIS FIFTH AMENDMENT TO LOAN AGREEMENT (AND LOAN DOCUMENTS) (the "Amendment"), is made and entered into as of the first day of September, 1995 by (i) MAJOR REALTY CORPORATION (hereinafter referred to as "Borrower") and
(ii) PNC BANK, KENTUCKY, INC., a Kentucky corporation, formerly known as Citizens Fidelity Bank and Trust Company (hereinafter referred to as "Lender");

                              W I T N E S S E T H:

         WHEREAS, Lender and Borrower entered into that certain Loan Agreement dated as of October 11, 1989, as modified by that certain Amendment to Loan Agreement dated as of November 30, 1990, as further modified by that certain Second Amendment to Loan Agreement dated as of August 29, 1991, as further modified by that certain Third Amendment to Loan Agreement dated as of January 31, 1994, and as further modified by that certain Fourth Amendment to Loan Agreement dated as of January 31, 1995, (hereinafter together referred to as the "Loan Agreement") for the purpose of evidencing the terms and conditions subject to which Lender made a loan to Borrower in the original principal sum of SIXTEEN MILLION AND NO/100 DOLLARS ($16,000,000.00) (hereinafter referred to as the "Loan"); and

         WHEREAS, the Loan is evidenced by that certain Mortgage Note executed by Borrower to and in favor of PNC dated October 11, 1989, as modified by that certain Amendment to Mortgage Note dated as of August 29, 1991, as further modified by that certain Second Amendment to Mortgage Note dated as of January 31, 1994, as further modified by that certain Third Amendment to Mortgage Note dated as of January 31, 1995 (hereinafter together referred to as the "Note") and is secured by that certain Mortgage Deed and Security Agreement executed by Borrower to and in favor of Lender dated October 11, 1989, and recorded on October 12, 1989, in Official Records Book 4123, Page 1379, as modified by that certain Amendment to Mortgage Deed and Security Agreement dated August 29, 1991, and recorded August 30, 1991, in Official Records Book 4321, Page 983, as further modified by that certain Notice of Limitation of Future Advances recorded on March 30, 1992, in Official Records Book 4391, Page 3509, as further modified by that certain Modification of Mortgage and Security Agreement dated October 5, 1992, and recorded on October 7, 1992, in Official Records Book 4471, Page 2237, as further modified by that certain Amendment to Mortgage Deed and Security Agreement dated as of January 31, 1994, and recorded March 1, 1994, in Official Records Book 4705, Page 657, as further modified by that certain Amendment to Mortgage Deed and Security Agreement dated as of January 31, 1995, and recorded on February 2, 1995, in Official Records Book 4851, Page 969, as further modified by that certain Notice of Limitation of Future Advances dated as of January 31, 1995, and recorded on February 3, 1995, in Official Records Book 4851, Page 3487,





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all of the Public Records of Orange County, Florida (hereinafter together referred to as the "Mortgage"); and

         WHEREAS, Borrower and Lender have agreed to modify the Loan in order to consent to teh sale of certain property by the Borrower to Cracker Barrel Old Country Store, Inc., and to accomplish certain other changes, amendments and modifications thereto, all as provided herein.

         NOW THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby change, amend and modify the Loan Agreement and Loan Documents as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have their same respective meanings as contained in the Loan Agreement.

         2. Consent To Cracker Barrel Transaction. Subject to the terms and conditions contained herein, the Lender hereby consents to the sale by the Borrower to Cracker Barrel Old Country Store, Inc. ("Cracker Barrel") of the
10.36 acre portion of Site #7C now subject to the Mortgage, and the Lender hereby agrees to release the lien of the Mortgage on such property in exchange for:

                 (i) the sum of $1,518,336.60 to be delivered to the Lender in good and collected funds and to be applied by the Lender to reduce the principal balance of the Loan; and

                 (ii) a collateral assignment of the Borrower's interests in the non-interest bearing, non-recourse, purchase money promissory note, purchase money mortgage, estoppel letter, consents and other related documents reflecting or evidencing the sale to Cracker Barrel, all as acceptable to Lender in its discretion and as provided in
         Section 3 of this Amendment.

         3. Amendment of Paragraph 3.2(c). Paragraph 3.2(c) of the Loan Agreement, added in connection with the Third Amendment To Loan Agreement dated January 31, 1994, is hereby amended and restated in its entirety as follows:

                 "(c)     Additional Security.  As additional security for the
         repayment of the Loan:

                          (1) Chavez Note And Mortgage. Borrower shall cause Major Center, a Florida joint venture partnership in which Borrower has a controlling interest,





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         to collaterally assign to Lender the following documents evidencing and securing an indebtedness in the principal amount of $2,750,000.00, to wit:

                                  (i)      that certain Nonrecourse Purchase
                                  Money Promissory Note executed by Chavez
                                  PropertiesGarrison Channel, Limited
                                  Partnership ("Chavez") to and in favor of Major Center dated April 26, 1993 in the original principal amount of $2,750,000 (the "Chavez Note");

                                  (ii)     That certain Nonrecourse Purchase
                                  Money Promissory Mortgage executed by Chavez to and in favor of Major Center dated April 26, 1993 and recorded on April 29, 1993 in Official Records Book 6958, Page 1618 of the Public Records of Hillsborough County, Florida (the "Chavez Mortgage");

                                  (iii) That certain Partial Release Agreement executed by Chavez and Major Center dated April 26, 1993 (the "Chavez Partial Release Agreement"); and

                                  (iv)     the immediate and continuing right
                                  to collect and receive all of the proceeds income, receipts, revenues, issue and profits now due or which may hereafter become due or to which Major Center may now or hereafter become entitled or may demand or claim arising or issuing from the Chavez Note, the Chavez Mortgage, the Chavez Partial Release Agreement, and any other documents executed in connection therewith or evidencing, and securing such indebtedness (collectively, the "Chavez Loan Documents").

                          The collateral assignment of the Chavez Loan
                          Documents to Lender shall be evidenced by a Collateral Assignment of Non-Recourse Purchase Money Promissory Note and Mortgage (the "Collateral Assignment - Chavez") in form and content acceptable to Lender. In connection with such Collateral Assignment, Borrower shall cause Chavez to execute and deliver to Lender an estoppel letter evidencing that (i) the Chavez Loan Documents have not been changed, amended or modified, are currently in full force and effect, with no defaults thereunder on the part of Chavez or Major Center, and no event has occurred which, with the passage of time, with the giving of notice or both, would constitute a default, and (ii) Chavez acknowledges that Major Center has no authority to change, amend or modify the Chavez Loan Documents without the prior written consent of the Lender and Chavez will pay to the Lender, or in such manner as the Lender may direct, all sums hereafter due, owing or payable under the





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                          Chavez Loan Documents so long as the Collateral
                          Assignment-Chavez remains in effect. Such estoppel letter shall provide such other assurances as Lender may require. In addition, Borrower shall cause First American Title Insurance Company to issue to Lender an Endorsement to its Mortgagee Title insurance Policy No. FA-M912367, insuring the lien of the Chavez Mortgage reflecting the Collateral Assignment-Chavez thereof to Lender and otherwise being acceptable to Lender, in its own discretion. Borrower shall pay all costs and expenses associated with the Collateral Assignment of the Chavez Loan Documents to Lender, including without limitation, the cost of recording the Collateral Assignment-Chavez and the premium for issuance of the Endorsement described herein. Lender agrees that the Collateral Assignment shall terminate and Lender shall execute and deliver to Major Center a written instrument in recordable form accomplishing and evidencing the termination of the Collateral Assignment-Chavez upon the earlier of (i) the payment, performance and discharge in full of the Loan; or (ii) such time as Lender shall have received the aggregate sum of $700,000 from Chavez in payments made under the Chavez Note, whether by prepayments, payments for partial releases of the Chavez Mortgage, or payment at maturity; or (iii) such time as Lender shall have received the aggregate sum of $700,000 from Borrower in principal payments made under,the Loan without requiring the release of any of the real property encumbered by the Mortgage.

                                  (2)      Bara Note (Intram Property).
                          Borrower shall collaterally assign to Lender the following documents evidencing and securing an indebtedness in the principal amount of $1,310,000, to wit:

                                  (i)      that certain Purchase Money
                                  Promissory Note executed by Bara Vineland,
                                  Inc., a Florida corporation ("Bara") to and in favor of Borrower dated May 5, 1995 in the original principal amount of $1,310,000 (the "Bara Note");

                                  (ii) That certain Purchase Money Mortgage executed by Bara to and in favor of Borrower dated May 5, 1995 and recorded on May 5, 1995 in Official Records Book 4888, Page 3778 of the Public Records of Orange County, Florida (the "Bara Mortgage");

                                  (iii)  the immediate and continuing right to
                                  collect and receive all of the proceeds, income, receipts, revenues, issue and profits now due or which may hereafter become due or to which Borrower may now or hereafter become entitled or may demand or claim arising or issuing from the Bara Note, the Bara Mortgage, and any other





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                                  documents executed in connection therewith or
                                  evidencing and securing such indebtedness
                                  (collectively, the "Bara Loan Documents").

                          The collateral assignment of the Bara Loan Documents to Lender shall be evidenced by a Collateral Assignment of Nonrecourse Purchase Money Promissory Note and Mortgage (the "Collateral Assignment-Bara") in form and content acceptable to Lender. In connection with such Collateral Assignment-Bara, Borrower shall by December 31, 1995, cause Bara to execute and deliver to Lender an estoppel letter evidencing that (i) the Bara Loan Documents have not been changed, amended or modified, are currently in full force and effect, with no defaults thereunder on the part of Bara or Borrower, and no event has occurred which, with the passage of time, with the giving of notice or both, would constitute a default, and (ii) Bara acknowledges that Borrower has no authority to change, amend or modify the Bara Loan Documents without the prior written consent of the Lender and Bara after being notified of an Event of Default, will pay to the Lender, or in such manner as the Lender may direct, all sums hereafter due, owing or payable under the Bara Loan Documents so long as the Collateral Assignment remains in effect. Such estoppel letter shall provide such other assurances as Lender may require. In addition, Borrower shall cause First American Title Insurance Company to issue to Lender an Endorsement to its Mortgagee Title Insurance Policy No. FA-S-268611, insuring the lien of the Bara Mortgage , reflecting the Collateral Assignment-Bara thereof to Lender and otherwise being acceptable to Lender, in its own discretion.
                          Borrower shall pay all costs and expenses associated with the Collateral Assignment of the Bara Loan Documents to Lender, including without limitation, the cost of recording the Collateral Assignment-Bara and the premium for issuance of the Endorsement described herein. Lender agrees that the Collateral Assignment-Bara shall terminate and Lender shall execute and deliver to Borrower a written instrument in recordable form accomplishing and evidencing the termination of the Collateral Assignment-Bara upon the earlier of (i) the payment, performance and discharge in full of the Loan; or (ii) provided that no Event of Default shall then exist, such time as Lender shall have received the aggregate sum of $400,000 from Bara in payments made under the Bara Note, whether by prepayments, payments for partial releases of the Bara Mortgage, or payment at maturity; or (iii) provided that no Event Of Default shall then exist, such time as Lender shall have received the aggregate sum of $400,000 from Borrower in principal payments made under the Loan without requiring the release of any of the real property encumbered by the Mortgage.





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                                  (3)      Cracker Barrel Note.  Borrower shall
                          collaterally assign to Lender the following documents evidencing and securing an indebtedness in the principal amount of $3,580,000, to wit:

                                  (i)      that certain Purchase Money
                                  Promissory Note executed by Cracker Barrel
                                  Old Country Store, Inc a. Tennessee
                                  corporation ("Cracker Barrel") to and in favor of Borrower dated August 23, 1995 in the original principal amount of $3,580,000 (the "Cracker Barrel Note");

                                  (ii) that certain Purchase Money Mortgage executed by Cracker Barrel to and in favor of Borrower dated August 23, 1995 and to be promptly recorded in the Public Records of Orange County, Florida (the "Cracker Barrel Mortgage");

                                  (iii)  the immediate and continuing right to
                                  collect and receive all of the proceeds
                                  income, receipts, revenues, issue and profits now due or which may hereafter become due or to which Borrower may now or hereafter become entitled or may demand or claim arising or issuing from the Cracker Barrel Note, the Cracker Barrel Mortgage, and any other documents executed in connection therewith or evidencing and securing such indebtedness (collectively, the "Cracker Barrel Loan Documents").

                          The collateral assignment of the Cracker Barrel Loan Documents to Lender shall be evidenced by a Collateral Assignment of Nonrecourse Purchase Money Promissory Note and Mortgage (the "Collateral Assignment-CB") in form and content acceptable to Lender. In connection with such Collateral Assignment-CB, Borrower shall cause Cracker Barrel to execute and deliver to Lender an estoppel letter evidencing that (i) the Cracker Barrel Loan Documents have not been changed, amended or modified, are currently in full force and effect, with no defaults thereunder on the part of Cracker Barrel or Borrower, and no event has occurred which, with the passage of time, with the giving of notice or both, would constitute a default, and (ii) Cracker Barrel acknowledges that Borrower has no authority to change, amend or modify the Cracker Barrel Loan Documents without the prior written consent of the Lender and Cracker Barrel, after being notified of an Event of Default, will pay to the Lender, or in such manner as the Lender may direct, all sums hereafter due, owing or payable under the Cracker Barrel Loan Documents so long as the Collateral Assignment remains in effect. Such estoppel letter shall provide such other assurances as Lender may require. In addition, Borrower shall cause





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                          Chicago Title Insurance Company to issue to Lender an
                          Endorsement to its Mortgagee Title Insurance Policy acceptable to Lender, insuring the lien of the Cracker Barrel Mortgage , reflecting the Collateral Assignment-CB thereof to Lender and otherwise being acceptable to Lender, in its own discretion.
                          Borrower shall pay all costs and expenses associated with the Collateral Assignment of the Cracker Barrel Loan Documents to Lender, including without limitation, the cost of recording the Collateral Assignment-CB and the premium for issuance of the Endorsement described herein. Lender agrees that the Collateral Assignment-CB shall terminate and Lender shall execute and deliver to Borrower a written instrument in recordable form accomplishing and evidencing the termination of the Collateral Assignment-CB upon the earlier of (i) the payment, performance and discharge in full of the Loan; or
                          (ii) provided that no Event Of Default shall then exist, such time as Lender shall have received the aggregate sum of $2,148,000 from Cracker Barrel in payments made under the Cracker Barrel Note, whether by prepayments, payments for partial releases of the Cracker Barrel Mortgage, or payment at maturity; or
                          (iii) provided that no Event of Default shall then exist, such time as Lender shall have received the aggregate sum of $2,148,000 from Borrower in principal payments made under the Loan without requiring the release of any of the real property encumbered by the mortgage.

                 (4)      Payments on Pledged Notes.

                 (i) Bara Note. In the event that the maker of the Bara Note makes any payments on the Bara Note to the Borrower:

                                  (a)      if prior to the occurrence of an
                          Event of Default, then the Borrower shall promptly deliver to the Lender the first $400,000 of such payments, to be applied by the Lender to the Loan; and

                                  (b)      if after to the occurrence of an
                          Event of Default, then the Borrower shall promptly deliver to the Lender the full amount of such payments, to be applied by the Lender to the Loan.

                 (ii) Cracker Barrel Note. In the event that the maker of the Cracker Barrel Note makes any payments on the Cracker Barrel Note to the Borrower:

                                  (a)      if prior to the occurrence of an
                          Event of Default then the Borrower shall promptly deliver to the Lender 60% of each such payment, to be applied by the Lender to the Loan; and





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                                  (b)      if after to the occurrence of an
                          Event of Default, then the Borrower shall promptly deliver to the Lender the full amount of such payments, to be applied by the Lender to the Loan.

                 (iii)  Clarification.  As a clarification,

                                  (a)      if the maker of the Bara Note has
                          properly paid the Bara Note in full, and is entitled to a release of the Bara Mortgage, the Lender shall execute and deliver an appropriate release of the Bara Mortgage.

                                  (b)      if the maker of the Cracker Barrel
                          Note has properly:

                                  (1) paid the Cracker Barrel Note in full and is entitled to a release of the Cracker Barrel Mortgage, then the Lender shall execute and deliver an appropriate release of the Cracker Barrel Mortgage; or

                                  (2)      paid the partial release price of
                                  $1,790,000 provided in Paragraph 26 of the Cracker Barrel mortgage, and is entitled to a partial release of the Cracker Barrel Mortgage described therein, then the Lender, upon delivery of the appropriate release amount to the Lender, shall execute and deliver an appropriate partial release of the Cracker Barrel Mortgage.

         4. Fees - Escrow. At the closing of the Cracker Barrel transaction, the Borrower shall place in an escrow arrangement (satisfactory in all respects to the Lender) a contingent amendment fee in the amount of $10,740 (computed as .5% of the amount of deferred proceeds due the Lender in connection with the property transaction). In the event that the Borrower reduces the principal balance of the Loan to below $5,000,000 on or before September 30, 1995, then the fee (together with any interest thereon) shall be refundable to the Borrower. In the event that the principal balance of the Loan on September 30, 1995 is $5,000,000 or more, then the fee (together with any interest thereon) shall be promptly paid to the Lender.

         5.      Amendment To Loan Documents.

                 (a) The Lender and the Borrower hereby acknowledge that the term "Loan Documents", as used in the Loan Agreement (and in each of the Loan Documents), shall include, without limitation, the Loan Agreement, the Mortgage, the Note, the Collateral Assignment Chavez, the Collateral Assignment-Bara, the Collateral Assignment-CB, the Chavez Loan Documents, the Bara Loan Documents, the Cracker Barrel Loan Documents, and all other documents instruments or agreements in any way pertaining to, or executed in connection with, the Loan, whether now existing or hereafter obtained or executed.





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                 (b)      The Lender and the Borrower hereby amend paragraph 5
of the Collateral Assignment-Chavez and paragraph 5 of the Collateral Assignment-Bara to add new subsection (h):

                          "or (h) the Borrower defaults in any of its covenants, obligations or agreements hereunder."

                 (c) The Lender and the Borrower hereby amend paragraph 11 of the Collateral Assignment-Bara to add the following to the end of the first sentence of paragraph 11: "provided no Event of Default shall then exist".

                 (d) Any and all references in the Note, the Mortgage or any of the other Loan Documents, to the term "Loan Agreement" (or to any of the other Loan Documents), shall hereafter mean and refer to the Loan Agreement (and/or such Loan Document), as amended by this Amendment.

                 (e) NotWithstaNding anything to the contrary contained in any of the Loan Documents (including, without limitation, the Collateral Assignment-Chavez, Collateral Assignment-Bara, Collateral Assignment-CB):

                          (1) Upon the occurrence of a default or Event Of Default under the Loan Agreement, under any of the Security Documents or under any of the Loan Documents, and provided that such default is not cured within any applicable cure period, if any, then the Lender (in addition to such other rights and remedies that the lender may have) shall have the specific right to foreclose the Security Mortgage (as such term is defined in Section I of the Collateral Assignment-Chavez, Collateral Assignment-Bara, Collateral Assignment-CB), and the Borrower shall cooperate with the Lender in this regard, executing whatever, documents or instruments as may be necessary or appropriate; and

                          (2) In all events, the Borrower shall not enter into any settlement agreement, deed in lieu transaction or other arrangement or stipulation with respect to the Chavez Loan Documents, the Bara Loan Documents or the Cracker Barrel Loan Documents, without the prior written approval of the Lender, in its sole discretion, unless both (i) no Event Of Default then exists and (ii) such settlement (or other arrangement) provides for the immediate payment to the Lender of the amount set forth in Section 11 of each of the Collateral Assignment Chavez, Collateral Assignment-Bara, and Collateral Assignment-Cracker Barrel.

                 (f) Section 3.5 of the Loan Agreement, amended pursuant to the Fourth Amendment To Loan Agreement dated as of January 31, 1995, is hereby amended to add the following at the beginning of the first paragraph:





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                 "Provided that no Event of Default then exists,"

         6. Conditions Precedent. Prior to or contemporaneously with the execution of this Agreement, the Borrower shall have furnished to the Bank the following, duly executed and dated the date hereof or such other date as shall be satisfactory to the Bank, and in form and substance satisfactory to the
Bank:

                 (a) Opinion Letter. An opinion letter of counsel for the Borrower, which is in form and substance acceptable to the Lender.

                 (b) Resolutions. Certified copies of the resolutions of the Board of Directors of the Borrower, evidencing approval of the execution of this Agreement, related Loan Documents and other instruments as referred to herein.

                 (c) Certificate of Borrower. A Certificate of the Borrower as to such matters as the Lender may elect.

                 (d) Cracker Barrel Closing. Evidence satisfactory to the Lender that the Cracker Barrel Closing has occurred contemporaneous with the execution and delivery of this Amendment, on September 1, 1995, together with appropriate funds being delivered to Lender and such related documents or instruments as the Lender may reasonably require, duly executed, delivered and recorded, as appropriate (including, without limitation, an appropriate consent from Acceptance Insurance Companies, Inc.).

                 (e) Amendment Documents/Miscellaneous. All the Loan Documents and such other documents, instruments certificates or affidavits as the Lender may reasonably require, duly executed delivered and recorded, as appropriate.

         7.      Miscellaneous.

                 (a) In consideration of the agreements of Lender contained herein, and the benefits received by Borrower pursuant thereto, Borrower hereby releases, relinquishes and forever discharges Lender and its successors, assigns, agents, officers, directors, employees, attorneys and representatives of and from any and all claims, demands, actions and causes of action of any and every kind of character, whether known or unknown, which Borrower may have arising out of or with respect to any and all transactions relating to the Loan and occurring prior to the date hereof.

                 (b) Borrower hereby ratifies, confirms and reaffirms for the benefit of Lender all of the covenants, representations, warranties and agreements of Borrower set forth in the Loan Agreement and in each of the Loan Documents, all of which are true, correct and effective as of the date hereof.





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                 (c)      Except as hereby changed, amended and modified, the
Loan Agreement and each of the Loan Documents shall remain unchanged and in full force and effect in strict accordance with its terms.

                 (d) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                 (e) This Amendment may be executed in several counterparts, each of which shall be treated for all purposes as an original, and all of which shall be treated as one and the same instrument. This Amendment will not be binding upon or constitute evidence of an agreement between the parties hereto until such time as each party has fully executed this Amendment (or a counterpart hereto) and delivered the same to the other party to this Amendment.

         IN WITNESS WHEREOF, Borrower and Lender have caused these presents to be executed in manner and form sufficient to bind them as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

                                          MAJOR REALTY CORPORATION,
                                          a Delaware corporation

   /s/ Cheryl Dolan                       By:   /s/ David L. Treadwell
------------------------------------         ---------------------------------
Print Name:   Cheryl Dolan                   David L. Treadwell, Chairman and
             -----------------------
                                             Chief Executive Officer
  /s/ Dolores E. Koenig
------------------------------------
Print Name:   Dolores E. Koenig                               (CORPORATE SEAL)
             -----------------------


                                          PNC BANK, KENTUCKY, INC.


   /s/ Diane S. Tyre                      By:   /s/ Jeffrey S. Horsey, VP
------------------------------------         ---------------------------------
Print Name:   Diane S. Tyre                          Jeffrey S. Horsey
             -----------------------
                                             Vice President
   /s/ Barry J. Soberino
------------------------------------
Print Name:   Barry J. Soberino                               (CORPORATE SEAL)
             -----------------------





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